The Advisors’ Inner Circle Fund

Edgewood Growth Fund

Summary Prospectus | March 1, 2019

Ticker: Retail Shares – EGFFX

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-791-4226. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.edgewoodfunds.com/literature. You can also get this information at no cost by calling 1-800-791-4226, by sending an e-mail request to edgewoodfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The investment objective of the Edgewood Growth Fund (the “Fund”) is to provide long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retail Shares
Management Fees		1.00%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses		0.21%
Shareholder Servicing Fees	0.15%
Other Operating Expenses	0.06%
Total Annual Fund Operating Expenses		1.46%
Less Fee Waivers and/or Expense Reimbursements[1]		(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.40%

[1]

Edgewood Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Distribution and/or Service (12b-1) Fees, Shareholder Servicing Fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of the Fund’s Retail Shares until February 28, 2020 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on February 28, 2020, provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Trustees who are not interested persons of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Shares	$143	$456	$792	$1,741

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is non-diversified and primarily invests in a core group of 15-35 equity securities, including both common stocks and sponsored American Depositary Receipts (“ADRs”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or sectors than diversified mutual funds. The Fund focuses on U.S. companies that the Adviser believes are quality companies with stock that offer the potential for future price appreciation.

In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the S&P 500 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product (“GDP”). The Fund’s investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company’s business prospects, performance or financial strength, when the security’s price is no longer justifiable or if the security demonstrates earnings disappointments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Small- and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-

capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Cyber Security Risk – The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Retail Shares’ performance from year to year and by showing how the Fund’s Retail Shares’ average annual returns for 1, 5 and 10 years and since the Fund’s inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.edgewoodfunds.com or by calling 1-800-791-4226.

BEST QUARTER	WORST QUARTER
18.97%	(15.94)%
(09/30/2010)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s Retail Shares’ average annual total returns for periods ended December 31, 2018 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-

deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

	1 Year	5 Years	10 Years	Since Inception (2/28/2006)
Fund Return Before Taxes	1.90%	12.15%	15.96%	9.91%
Fund Return After Taxes on Distributions	0.80%	11.25%	15.45%	9.51%
Fund Return After Taxes on Distributions and Sale of Fund Shares	1.96%	9.82%	13.84%	8.46%
S&P 500 Growth Index Return (reflects no deduction for fees, expenses, or taxes)	(0.01)%	10.55%	14.81%	9.16%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)	(4.38)%	8.49%	13.12%	7.61%

INVESTMENT ADVISER

Edgewood Management LLC

PORTFOLIO MANAGERS

Mr. Alan W. Breed, President and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Lawrence G. Creel, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Scott Edwardson, Partner, has managed the Fund since its inception in 2006.

Mr. Alexander Farman-Farmaian, Vice Chairman and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Peter Jennison, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Kevin R. Seth, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Nicholas A. Stephens, CFA, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $100,000 for Institutional Shares (including for IRAs) and at least $3,000 for Retail Shares and Service Shares ($2,000 for IRAs). The Fund may accept investments of smaller amounts in its sole discretion. There are no minimums for subsequent investments. As of the date of this prospectus, Service Shares are not available for purchase.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-800-791-4226.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

EMC-SM-002-1000